Securities and Exchange Commission
                              Washington, DC 20549

                                  SCHEDULE 14A


    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                            of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Part other than the Registrant [  ]

[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to 240.14a-12

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                          SOUTH JERSEY INDUSTRIES, INC.

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